UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

26 Vly Road, Albany, NY  12205

(Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

26 Vly Road, Albany, NY  12205

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 439-7507

Date of fiscal year end: March 31

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

             SEMI-ANNUAL REPORT

                   September 30, 2007

September 30, 2007

Dear Fellow Shareholder:

The Adirondack Small Cap Fund finished the quarter down 4.99% after fees and expenses. The Russell 2000 index was down 3.09% while The Russell 2000 Value was down 6.29%. Since inception, the Adirondack Small Cap Fund has delivered returns exceeding both of these indexes with less volatility.   The Standard Deviation of Returns for the fund from inception though September 30th was 8.76% versus 13.08% and 12.51% for the Russell 2000 and the Russell 2000 Value indexes respectively.

The Fund had one holding acquired during the quarter and had another announce its intent to be acquired.   Since inception, the Fund has now had ten companies acquired, with an average premium to the Fund’s cost of greater than 45%.  We are encouraged that our contrarian investment approach is producing such results.

As reflected in the data below, the September quarter was a challenging one for small cap investors and particularly so for value investors.  Credit availability, which has been overly abundant until recently, has quickly contracted as lenders exercise caution.  As mentioned in previous letters, we have avoided investing in industries where we saw evidence of too much capacity and liquidity, like Homebuilders, REITs and Banks.  However, while we have been steadfast in our belief that the credit markets would tighten, we were still somewhat surprised by how quickly sentiment changed within these markets and the impact that tighter credit might have on a few of our holdings.  For example, the fund owns a number of insurance companies that have invested a small percentage of their assets in bonds backed by sub-prime mortgages.

September 30, 2007 Performance Summary
	Cumulative Return Since Inception (04/06/05)	Average Annualized Return Since Inception (04/06/05)	10/01/06- 9/30/07	7/01/07-9/30/07
The Adirondack Small Cap Fund	35.64%	13.06%	13.03%	-4.99%
Russell 2000® Index	34.59%	12.71%	13.28%	-3.09%
Russell 2000® Value Index	30.68%	11.38%	7.12%	-6.26%
Avg. Small Cap Core Mutual Fund*	Not Available	Not Available	13.40%	-3.44%

The Fund commenced operation on April 6, 2005.  This data reflects past performance. Total return measures aggregate change.  Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks, charges and expenses of The Adirondack Small Cap Fund before investing.  For a prospectus containing details on risks, fees and expenses, please call 1-888-686-2729.  Read it carefully before you invest.  Current performance may be lower or higher than the performance data quoted.

* Source: Lipper Average of 799 Small-Cap Core Funds.

Although our companies’ exposures are generally well contained, investors’ heightened alarm about the financial service industry in general has driven the stock prices of these and many other companies near or below their tangible net assets. While the financial services industry still has issues to confront, we believe that opportunities in this sector will be abundant in the years to come.

In fact, for the first time since we started the Fund, we are seeing a broad range of opportunities. In the coming months, we will likely put more cash to work as we evaluate new prospects. We continue to be attracted to industry consolidation stories and management teams that invest alongside shareholders.  Our conviction in our holdings remains high and the Fund’s average price to book ratio at September 30 2007 was 1.5 times versus a ratio of 2.4 times for the Russell 2000.

As of September 30th, the Fund held 55 equity positions with representation in all of the major economic sectors. The Fund’s top ten holdings were just 26% of fund assets with no single equity holding comprising more than 3.8%.  Relative to the Russell 2000 Index, the Fund continues to be overweight technology, with approximately 25% allocation versus 15% in the Russell 2000. Within the technology sector, we continue to find companies with above average growth potential, debt free balance sheets and compelling valuations due to modest investor expectations.

Going forward, we still see a number of reasons to be hopeful about U.S. Stocks. Bond yields are lower as monetary policy has become more accommodating.  Recent readings on inflation and employment are holding up surprisingly well.  During the last credit crunch (1990 -1992), banking regulators exacerbated the credit tightness by implementing overly restrictive lending policies; thus far, they are carefully avoiding the same mistakes in the present environment.  We are cautiously optimistic that the speculative run-up in oil prices and other commodities have run their course.

We thank you for having The Adirondack Small Cap Fund as part of your investment portfolio. Last quarter was a challenge, however our process has not changed and neither has our commitment to achieving superior long-term results. If you have any questions please do not hesitate to call us (518) 690-0470 or visit our new Website (www.AdirondackFunds.Com) for more information.

Sincerely,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION

SEPTEMBER 30, 2007 (UNAUDITED)

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS

SEPTEMBER 30, 2007 (UNAUDITED)

Axt, Inc.	3.80%
3Com Corp.	3.31%
Montpelier Re Holdings Ltd.	2.53%
Pma Capital Corp.	2.47%
Trinity Biotech Plc.	2.47%
Espeed, Inc. Class A	2.45%
Hawk Corp.	2.41%
Semco Energy, Inc.	2.40%
Crown Holdings, Inc.	2.30%
Skillsoft Public Limited Co.	2.30%

	The Adirondack Small Cap Fund
	Schedule of Investments
	September 30, 2007 (Unaudited)

Shares		Value

COMMON STOCKS - 88.09%

Accident & Health Insurance - 1.47%
9,000	Conseco, Inc. *	$ 144,000

Air Conditioning & Wam Air Heating Equipment - 1.87%
9,500	Tecumseh Products Co. *	182,875

Aircraft Parts & Auxiliary Equipment - 2.41%
17,000	Hawk Corp. *	235,790

Beverage-Soft Drinks - 2.16%
6,500	Pepsiamericas, Inc.	210,860

Biotechnology Research & Products - 2.47%
23,050	Trinity Biotech Plc. ADS *	242,025

Broadcasting And Cable TV - 1.74%
66,000	Spanish Broadcasting System, Inc. *	170,280

Business Services - 0.50%
4,800	Startek, Inc.	48,624

Communications Technology - 1.03%
82,000	NMS Communications Corp. *	100,860

Computer Communications Equipment - 3.31%
65,500	3Com Corp. *	323,570

Computer Services Soft & System - 5.40%
33,000	Sumtotal Systems, Inc. *	193,050
11,000	Lawson Software Americas, Inc. *	110,110
25,000	Skillsoft Public Limited Co. ADR *	224,750
		527,910

Computer Technology - 1.71%
9,900	Perot Systems Corp. *	167,409

Consumer Products - 1.87%
10,000	Playtex Products, Inc. *	182,800

Contain & Package-Metal & Glass - 2.30%
9,900	Crown Holdings, Inc. *	225,324

Crude Petroleum & Natural Gas - 1.60%
16,800	Compton Petroleum Corp. *	156,912

Drugs & Pharmaceuticals - 0.26%
2,200	King Pharmaceuticals, Inc. *	25,784

Electric Services - 2.42%
1,904	Unisource Energy Corp.	56,911
19,500	Dynegy, Inc. *	180,180
		237,091
Entertainment - 3.90%
26,000	Gray Television, Inc.	220,740
4,800	Dreamworks Animation SKG, Inc. *	160,416
		381,156
Financial Data Process Services - 2.45%
28,085	Espeed, Inc. Class A *	239,565

Financial Miscellaneous - 3.13%
25,400	PMA Capital Corp. *	241,300
6,000	Medallion Financial Corp.	65,340
		306,640
Fire, Marine & Casualty Insurance - 2.53%
14,000	Montpelier Re Holdings, Ltd.	247,800

Functions Related To Depository Banking - 0.28%
2,500	Electronic Clearing House, Inc. *	27,000

Gold and Silver Ores - 1.55%
40,000	Coeur D'alene Mines Corp. *	151,600

Health Services - 1.01%
6,700	US Physical Therapy, Inc. *	99,160

Healthcare Information Services - 0.94%
24,200	Medecision, Inc. *	91,960

Healthcare - Medical Systems - 2.09%
20,300	Cardiac Science Corp. *	204,624

Home Health Care - 2.21%
91,434	Hooper Holmes, Inc. *	215,784

Instruments For Measuring & Testing of Electricity & Electonic Signals - 1.55%
17,403	Ixia *	151,754

Life Insurance - 3.52%
45,900	Scottish Re Group Ltd. *	146,421
14,000	Phoenix Companies, Inc.	197,540
		343,961
Medical & Dental Instruments & Supply - 0.99%
12,100	Vascular Solutions, Inc. *	96,558

Miscellaneous Chemical Products - 1.57%
4,500	WD 40 Co.	153,630

Optical Instruments & Lenses - 0.16%
7,900	Meade Instruments Corp. *	15,879

Printed Circuit Boards - 4.10%
32,070	DDI Corp. *	211,983
33,400	Merix Corp. *	189,044
		401,027
Pharmaceutical Preparations - 2.29%
10,500	Alpharma, Inc. *	224,280

Production Technology Equipment - 1.22%
5,000	Electro Scientific Industries, Inc. *	119,800

Retail Drug Stores & Proprietary Stores - 0.31%
2,000	Pharmerica Corp. *	29,840

Retail-Women's Clothing Stores - 0.20%
1,600	Christopher & Banks Corp.	19,392

Radio & TV Broadcasters - 1.03%

20,305	Emmis Communications Corp. *	100,307

Radio Broadcasting Stations - 2.27%
17,000	Cox Radio, Inc. Class A *	221,850

Semiconductor Equipment & Materials - 1.83%
35,000	Axcelis Technologies, Inc. *	178,850

Semiconductors & Related Devices - 3.80%
60,000	AXT, Inc. *	371,400

Services Amusements & Recreation Services - 1.72%
16,700	Warner Music Group Corp.	168,670

Services Computer Programming Services - 1.63%
3,000	I2 Technologies, Inc. *	45,750
16,740	Realnetwork, Inc. *	113,497
		159,247
Shoes - 1.59%
8,052	Cole Kenneth Productions, Inc.	155,967

Sugar & Confectionery Products - 1.08%
4,000	Tootsie Roll Industries, Inc.	106,120

Telephone Communications - 1.44%
6,700	Global Crossing, Ltd. *	141,236

Utilities-Gas Distribution - 2.40%
29,800	Semco Energy, Inc. *	235,122

Wholesale Furniture & Home Furnishings - 0.78%
15,500	Design Within Reach, Inc. *	75,020

TOTAL FOR COMMON STOCKS (Cost $8,116,862) - 88.09%		$ 8,617,313

SHORT TERM INVESTMENTS - 13.03%
949,797	Huntington U.S. Treasury Money Market IV 3.86% **	949,797
325,000	Dickinson Press, Inc 5.08% 8/1/2018 ** †	325,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,274,797)		1,274,797

TOTAL INVESTMENTS (Cost $9,391,659) - 101.12%		$ 9,892,110

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.12)%	(109,715)

NET ASSETS - 100.00%	$ 9,782,395

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2007.
† Seven day floating rate security. Redeemable at par upon 7 days notice to the Huntington National Bank.
Credit enhancement (to investment grade) is provided by The Huntington National Bank in the form of a Standby Letter of Credit.
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
September 30, 2007 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $9,391,659)	$ 9,892,110
Receivables:
Dividends and Interest	9,363
Total Assets	9,901,473
Liabilities:
Payables:
Securities Purchased	101,847
Accrued Management Fees	17,231
Total Liabilities	119,078
Net Assets	$ 9,782,395

Net Assets Consist of:
Paid In Capital	$ 8,129,380
Accumulated Undistributed Net Investment Loss	(27,088)
Accumulated Undistributed Realized Gain on Investments	1,179,652
Unrealized Appreciation in Value of Investments	500,451
Net Assets, for 724,344 Shares Outstanding	$ 9,782,395

Net Asset Value Per Share	$ 13.51

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the six months ended September 30, 2007 (Unaudited)

Investment Income:
Dividends	$ 19,421
Interest	35,969
Total Investment Income	55,390

Expenses:
Advisory Fees (Note 3)	60,646
Transfer Agent Fees	14,894
Legal Fees	13,064
Auditing Fees	7,914
Custodian Fees	2,962
Registration Fees	780
Insurance Fees	943
Miscellaneous Fees	566
Total Expenses	101,769
Advisory Fees Waived (Note 3)	(19,291)
Net Expenses	82,478

Net Investment Loss	(27,088)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	480,420
Net Change in Unrealized Depreciation on Investments	(618,780)
Net Realized and Unrealized Gain on Investments	(138,360)

Net Decrease in Net Assets Resulting from Operations	$ (165,448)

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	9/30/2007	3/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (27,088)	$ (15,209)
Net Realized Gain on Investments	480,420	678,340
Unrealized Appreciation (Depreciation) on Investments	(618,780)	313,259
Net Increase (Decrease) in Net Assets Resulting from Operations	(165,448)	976,390

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(35,275)
Total Dividends and Distributions Paid to Shareholders	-	(35,275)

Capital Share Transactions (Note 5)	242,122	(116,172)

Total Increase in Net Assets	76,674	824,943

Net Assets:
Beginning of Period	9,705,721	8,880,778

End of Period (Including Undistributed Net Investment Loss of $27,088
and $0, respectively)	$ 9,782,395	$ 9,705,721

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months		For theYear	For the Period
	Ended		Ended	Ended
	9/30/2007		3/31/2007	3/31/2006 †

Net Asset Value, at Beginning of Period	$ 13.75		$ 12.35	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.04)		(0.02)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.20)		1.47	2.43
Total from Investment Operations	(0.24)		1.45	2.35

Distributions:
Net Investment Income	-		-	-
Realized Gains	-		(0.05)	-
Total from Distributions	-		(0.05)	-

Net Asset Value, at End of Period	$ 13.51		$ 13.75	$ 12.35

Total Return **	(1.75)%		11.78%	23.50%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,782		$ 9,706	$ 8,881
Ratio of Expenses to Average Net Assets
Before Waivers	2.10%	***	2.04%	2.50%	***
After Waivers	1.70%	***	1.70%	1.70%	***
Ratio of Net Investment Loss to Average Net Assets
Before Waivers	(0.96)%	***	(0.52)%	(1.46)%	***
After Waivers	(0.56)%	***	(0.18)%	(0.66)%	***
Portfolio Turnover	41.62%		76.83%	21.94%

† Commencement of Operations April 6, 2005
* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets,

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007 (UNAUDITED)

exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007 (UNAUDITED)

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

enses during the year. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and/or an officer of the Fund, are the shareholders of the Advisor. Under the Agreement the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor has agreed to waive its management fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.70% until March 31, 2008. The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest).  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2007, the Advisor earned advisory fees of $60,646, of which $19,291 was waived.  The Fund owed the Advisor $17,231 as of September 30, 2007.

The fee waiver and/or reimbursements by the Advisor are subject to repayment by the Fund within three years following the fiscal year in which that particular expense is incurred, if the fund is able to make the repayment without exceeding the expense limitation and the repayment is approved by the Board of Trustees. As of September 30, 2007, a total of $81,635 has been waived and reimbursed by the Advisor. Of this amount $32,926 is subject to repayment by the Fund to the Advisor not later than March 31, 2009; and $29,418 is subject to repayment by the Fund to the Advisor not later than March 31, 2010; and $19,291 is subject to repayment by the Fund to the Advisor not later than March 31, 2011, under the aforementioned conditions.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in capital was $8,129,380 as of September 30, 2007.  Transactions in capital for the six months ended September 30, 2007 and fiscal year ended March 31, 2007 were as follows:

	September 30, 2007		March 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	56,987	770,754	117,571	$1,478,404
Shares reinvested	0	0	2,710	35,231
Shares redeemed	(38,273)	(528,632)	(133,469)	(1,629,807)
Net Increase (Decrease)	18,714	$242,122	(13,188)	$(116,172)

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007 (UNAUDITED)

Note 5. Investment Transactions

For the six months ended September 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,772,894 and $3,449,054 respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at September 30, 2007 was $9,391,659.

At September 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,188,308	($687,857)	$500,451

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed net investment loss	$(15,209)
Undistributed short-term capital gain	699,232
Unrealized appreciation on investments	1,119,231
$1,803,254

Note 7. Distributions to Shareholders

On December 27, 2006, distributions of $0.04206 and $0.00921 per share aggregating $28,938 and $6,337 were paid to shareholders of record on this same date from short term and long term capital gains.

There were no distributions paid for the six months ended September 30, 2007.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of September 30, 2007, Charles Schwab & Co. for the benefit of its customers owned over 66% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  Substantially all of this account (66% of the Fund) is owned by clients of the Center for Financial Planning (“CFP”), a registered investment advisor.  CFP has discretionary authority over its clients assets and therefore CFP may deem to beneficially own the shares of the Fund and indirectly control the Fund.  Louis Morizio, a Trustee of the Fund and shareholders of the Advisor, owns CFP and therefore indirectly controls the Fund.

Note 9.  New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on April 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2007 (UNAUDITED)

Note 9.  New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on April 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.”  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

The Adirondack Small Cap Fund
Expense Illustration
September 30, 2007 (Unaudited)

Expense Example

As a shareholder of the Adirondack Small Cap Fund, you incur two types of costs: (1) a potential transaction costs for redemptions of shares within 30 days of their purchase and (2) ongoing management fees, custody fees, transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing  costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 through September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight you ongoing costs only and do not reflect the 1.00% redemption fee imposed on any redemptions with 30 days of purchase.  Therefore, the record line of the table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. If these transactional costs were included where applicable, your cost may even by higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2007	September 30, 2007	April 1, 2007 to September 30, 2007

Actual	$1,000.00	$982.55	$8.45
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.55	$8.59

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2007 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Kevin Gallagher 100 Ford Rd. Denville, New Jersey 07834 Age: 42	Trustee	Indefinite; Since March 2005	1	Vice President of Business Development, Panurgy NY Metro, LLC since February 2004; Director of Sales, Coca-Cola Enterprises from December 1988 through February 2004
Wade Coton 26 Vly Road Albany, New York 12205 Age: 39	Trustee	Indefinite; Since March 2005	1	Home Builder and Developer, Richard H. List, Inc. since January 1995.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2007 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregory A. Roeder 26 Vly Road Albany, New York 12205 Age: 44	President and Chief Compliance Officer	Indefinite; Since March 2005	N/A	Principal, Adirondack Research & Management, Inc. from 2004 to the present; Portfolio Manager/Analyst, Eddy & Wakefield from 2000 to 2003; Analyst, CL King & Associates from 1997 to 2000
Louis Morizio 26 Vly Road Albany, New York 12205 Age: 48	Trustee; Secretary	Indefinite; Trustee Since March 2005; Secretary Since December 2004	1	Registered Investment Adviser, Center for Financial Planning since December 1994
Matthew Reiner 26 Vly Road Albany, New York 12205 Age: 42	Treasurer and Principal Financial Officer	Indefinite; Since March 2005	N/A

Vice President of Research, Paradigm Capital Management from 2000 to 2005; Senior Analyst and Portfolio Manager, Paradigm Capital Management from 1998 to 2005; Equity Analyst, CL King & Associates from 1996 to 1998; Research Associate, CL King & Associates from 1994 to 1996.

Norman Joseph Plourde 26 Vly Road Albany, New York 12205 Age: 44	Trustee	Indefinite; Since March 2005	1

Principal and General Manager since August 2006 of Ideal Wood Products. Treasurer and owner, Ideal Wood Products since October 2001; General Manager of Operations, Universal Forest Products from July 2006 to October 2001; General Manager and treasurer, P&R Truss Co. from June 1985 through October 2001

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2007 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Approval - The management agreement between the Advisor and the Trust, on behalf of the Fund (the “Management Agreement”), was approved by the Board, including each Trustee who is not an interested person of the Trust or an interested party to the Management Agreement (the “Independent Trustees”), at a meeting held on May 24, 2007.  The Trustees were directed to the Board materials, provided in advance of the meeting, which were compiled to assist them in their decision-making as required by Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”).

The Board discussed the specific factors Trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the fund and the investment advisor; the nature, extent and quality of the services provided by the investment advisor to the fund; the costs of the services to be provided and the profits to be realized by the investment advisor and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the nature, extent and quality of the services provided by the Advisor to the Fund, the Trustees considered that, under the terms of the Management Agreement, the Advisor would, subject to the supervision of the Board of Trustees of the Trust, provide or arrange to be provided to the Fund such investment advice as the Advisor in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Treasurer of the Trust indicated that there were no material changes to the operations or corporate structure of the Advisor.  The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Advisor.

 The Board reviewed the investment performance of the Fund during the period from April 6, 2005 (the Fund’s inception date) through the close of the Trust’s second fiscal year on March 31, 2007. The Trustees reviewed the appropriateness of the peer groups and indexes.   They concluded that a return of 11.8% for the 2007 fiscal year end and 38% since inception compared favorably to Peer Group averages and to the returns of the relevant benchmark indexes.  It was the consensus of the Board that they were pleased with the Fund’s performance, particularly in light of the Fund’s stated strategy and low volatility.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2007 (UNAUDITED)

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Trustees reviewed the Advisor’s estimates of its profitability and its financial condition.  The Trustees noted that net payment by the Fund to the Advisor in fiscal year 2007 totaled $78,000 from which the Advisor’s expenses such as rent and salaries needs to be deducted. The Trust’s Treasurer indicated that the Advisor’s contract with the Fund should generate a modest level of income after fee waivers during fiscal year 2008.  The Trustees noted that the Advisor has no affiliations with the Fund’s transfer agent, fund accountant, custodian, distributor or any broker-dealers and therefore does not derive any benefits from the relationships these parties have with the Trust.

As to comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared that fee to management fees paid by the funds in the Peer Group, as well as total expense ratios.    The Trustees compared the total expense ratio of the Fund with the expense ratios of the funds in the Peer Group.  The Trustees also considered the Advisor’s agreement to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed 1.70%.  The Trustees concluded that the Advisor’s management fee and expense ratio were acceptable in light of the quality of services the Fund received from the Advisor and the level of fees paid by funds in the Peer Group.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees noted that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if it experiences a substantial growth in assets.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that adopting the Management Agreement is in the best interests of the Fund and its shareholders.

Board of Trustees

Wade Cotton

Kevin Gallagher

Louis Morizio

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

26 Vly Road

Albany, NY  12205

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of May 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date December 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date December 10, 2007

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date December 10, 2007

* Print the name and title of each signing officer under his or her signature.